                                                                 Exhibit 10.7.2




                SECOND AMENDMENT TO THREE-YEAR CREDIT AGREEMENT

         This SECOND AMENDMENT TO THREE-YEAR CREDIT AGREEMENT (this "Amendment"), dated as of August 21, 2000, is by and among LINCARE HOLDINGS INC., a Delaware corporation (the "Borrower"), each of the Borrower's Subsidiaries (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually a "Credit Party", and collectively the "Credit Parties"), the Required Lenders signatory hereto and BANK OF AMERICA,
N. A., as Agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H

         WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain Three-Year Credit Agreement dated as of August 23, 1999 (as previously amended, the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested, and the Lenders have agreed, to amend certain provisions of the Existing Credit Agreement as more fully set forth below.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART I
                                  DEFINITIONS

         SUBPART 1.1       Certain Definitions. Unless otherwise defined herein
or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment No. 2 Effective Date" is defined in Subpart 4.1.

         SUBPART 1.2       Other Definitions. Unless otherwise defined herein
or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

         SUBPART 2.1       Amendments to Section 1.1. Section 1.1 of the
Existing Credit Agreement is hereby amended in the following respects:

                  (a) The following definitions are amended in their entireties to read as follows:

                           "Agent's Fee Letter" means that certain letter
                  agreement, dated as of August 21, 2000, between the Agent and the Borrower, as amended, modified, restated or supplemented from time to time.

                           "Applicable Percentage" means, for purposes of
                  calculating the applicable interest rate for any day for any Revolving Loan, the applicable rate of the Unused Fee for any day for purposes of Section 3.5(b) and the applicable rate of the Letter of Credit Fee for any day for purposes of Section 3.5(c)(i), the appropriate applicable percentage corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as set forth below:


 ==========================================================================================
                                    APPLICABLE PERCENTAGES
-------------------------------------------------------------------------------------------
                                   FOR REVOLVING LOANS
                               -----------------------------        FOR              FOR
 PRICING     LEVERAGE RATIO    EURODOLLAR    BASE RATE LOANS     LETTER OF          UNUSED
  LEVEL                           LOANS                          CREDIT FEE          FEE
 ------------------------------------------------------------------------------------------

    I         < 1.0 to 1.0       1.125%           0.125%           1.125%           0.30%*
              -
 ------------------------------------------------------------------------------------------
              < 1.5 to 1.0
    II        -   but            1.375%           0.375%           1.375%           0.35%*
              > 1.0 to 1.0
 ------------------------------------------------------------------------------------------
              < 2.0 to 1.0
   III        -   but            1.625%           0.625%           1.625%           0.40%*
              > 1.5 to 1.0
 ------------------------------------------------------------------------------------------
    IV        > 2.0 to 1.0        2.00%           1.00%            2.00%            0.50%*

===========================================================================================


                * If on any day, the aggregate outstanding principal amount of all Revolving Loans plus LOC Obligations hereunder is less than the product of (A) one-half (1/2) times (B) the Revolving Committed Amount, the applicable Unused Fee (as shown above) shall be increased by an amount equal to 12.5 basis points.

                  The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(c) for the most recently ended fiscal quarter of the Consolidated Parties; provided, however, that (i) the initial Applicable Percentages shall be based on Pricing Level II (as shown above) and shall remain at Pricing Level II until the date six months following the Closing Date, on and after which




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         time the Pricing Level shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date and
         (ii) if the Borrower fails to provide the officer's certificate as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level IV until such time as an appropriate officer's certificate is provided, whereupon the Applicable
         Percentages shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding such Calculation Date. Each Applicable Percentage shall be effective from one Calculation Date until the next
         Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Revolving Loans and Letters of Credit as well as any new Revolving Loans and Letters of Credit made or issued.

                  "Credit Documents" means a collective reference to this Credit Agreement, the Revolving Notes, the LOC Documents, each Joinder Agreement, the Agent's Fee Letter, the Pledge Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of them.

                  "Credit Party Obligations" means, without duplication, (i) all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under this Credit Agreement, the Revolving Notes, the Pledge Agreement or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Credit Party to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement or any Equity Swap Agreement.

                  "Intercreditor Agreement" means (i) on and after the Amendment No. 2 Effective Date but prior to the first date on which the Borrower has issued any Senior Notes, an intercreditor agreement in form and substance reasonably satisfactory to the Agent, defining the relationship between the Agent and the Lenders, on the one hand, and the agent and the lenders under the 364-Day Credit Agreement, on the other hand, with respect to the relative rights and priorities with respect to the Pledged Collateral and providing for the sharing of any amounts recovered pursuant to the obligations of the Guarantors under Section 4 and the guaranties of the 364-Day Credit Agreement permitted under Section 8.1(j) and (ii) after the issuance of any Senior Notes, an intercreditor agreement in form and substance reasonably satisfactory to the Agent, defining the relationship between the Agent and the Lenders, on the one hand, and the Senior Noteholders, on the other hand, with respect to the relative rights and priorities with respect to the




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         Pledged Collateral and providing for the sharing of any amounts recovered pursuant to the obligations of the Guarantors under Section 4 and the guaranties of the Senior Notes permitted under Section 8.1(j).

                  "Lender" means any of the Persons identified as a "Lender" on the signature pages hereto, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

                  "Permitted Liens" means:

                           (i) Liens in favor of the Agent, for the benefit of the Lenders, to secure the Credit Party Obligations;

                           (ii) Liens in favor of the Collateral Agent, for the ratable benefit of the Lenders and either the lenders under the 364-Day Credit Agreement or the Senior Noteholders, as applicable;

                           (iii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                           (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                           (v) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any Consolidated Party in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                           (vi) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured




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                  shall, within 30 days after the entry thereof, have been
                  discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

                           (vii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                           (viii) Liens on Property securing purchase money Indebtedness (including Capital Leases and Synthetic Leases) to the extent permitted under Section 8.1(c), provided that any such Lien attaches to such Property concurrently with or within 90 days after the acquisition thereof;

                           (ix) leases or subleases granted to others not interfering in any material respect with the business of any Consolidated Party;

                           (x) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

                           (xi) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

                           (xii)    Liens of a collection bank arising under
                  Section 4-210 of the Uniform Commercial Code on items in the course of collection;

                           (xiii) Liens of sellers of goods to the Borrower and any of its Subsidiaries arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

                           (xiv) Liens existing as of the Closing Date and set forth on Schedule 1.1(b); provided that no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Closing Date;

                           (xv) Liens on Property in an aggregate amount not to exceed $8,000,000 securing obligations of the Borrower under Equity Swap Agreements permitted under Section 8.1(f); and

                           (xvi) additional Liens not otherwise permitted by the foregoing clauses hereof; provided that such additional Liens permitted by this clause (xvi) do not secure Indebtedness of more than $5,000,000.



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

                  "Pledge Agreement" means (i) prior to the Amendment No. 2 Effective Date, the pledge agreement dated as of the Closing Date in the form of Exhibit 1.1(a), as amended, modified, restated or supplemented from time to time, (ii) on and after the Amendment No. 2 Effective Date but prior to the first date on which the Borrower has issued any Senior Notes, a pledge agreement in form and substance reasonably satisfactory to the Agent, amending and restating the pledge agreement referred to in clause (i) above for the purpose of providing that the collateral thereunder shall be held by Bank of America as a collateral agent for the ratable benefit of the Lenders and the lenders under the 364-Day Credit Agreement, as amended, modified, restated or supplemented from time to time and (iii) thereafter, a pledge agreement in form and substance reasonably satisfactory to the Agent, amending and restating the pledge agreement referred to in clause (i) above for the purpose of providing that the collateral thereunder shall be held by Bank of America as a collateral agent for the ratable benefit of the Lenders and the Senior Noteholders, as amended, modified, restated or supplemented from time to time.

                  "Revolving Committed Amount" means TWO HUNDRED FORTY MILLION DOLLARS ($240,000,000), as such amount may be reduced from time to time as provided in Section 3.4.

                  "Senior Note Purchase Agreements" means a collective reference to note purchase agreements, dated as of a date on or before September 30, 2000 and in form and substance reasonably satisfactory to the Agent, among the Borrower and each of the Senior Noteholders.

                  "Senior Noteholders" means a collective reference to the holders from time to time of the Senior Notes and "Senior Noteholder" means any one of them.

                  "Senior Notes" means a collective reference to senior notes in an aggregate principal amount of up to $150,000,000, and in form and substance reasonably satisfactory to the Agent, to be issued by the Borrower on or before September 30, 2000 pursuant to the Senior Note Purchase Agreements, as such Senior Notes may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms thereof. The Senior Notes shall rank pari passu with the Credit Party Obligations in priority of payment and shall be secured by a lien on the Pledged Collateral ranking pari passu with the lien of the Agent and Lenders thereon.

                  "364-Day Credit Agreement" means that 364-Day Credit Agreement dated as of August 21, 2000, as amended, modified, restated, refinanced or supplemented from time to time, among the Borrower, each of the Borrower's Subsidiaries, the lenders identified therein and Bank of America, as agent.



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                  (b)      The definitions of "Additional Revolving Commitment"
         and "New Commitment Agreement" are hereby deleted.

                  (c)      The following new definitions are added to
         Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order:

                           "Amendment No. 2" means that certain Second
                  Amendment to Three-Year Credit Agreement dated as of August 21, 2000 by and among the Borrower, the Guarantors, the Required Lenders signatory hereto and the Agent.

                           "Amendment No. 2 Effective Date" shall have the
                  meaning assigned to such term in Amendment No. 2.

                           "Collateral Agent" means (i) on and after the
                  Amendment No. 2 Effective Date but prior to the first date on which the Borrower has issued any Senior Notes, Bank of America, N.A., in its capacity as collateral agent for the benefit of the Lenders and the lenders under the 364-Day Credit Agreement, together with its successors and assigns and (ii) thereafter, Bank of America, N.A., in its capacity as collateral agent for the benefit of the Lenders and the Senior Noteholders, together with its successors and assigns.

         SUBPART 2.2       Amendments to Section 3.4. Section 3.4 is hereby
amended in its entirety to read as follows:

                  3.4      TERMINATION AND REDUCTION OF REVOLVING COMMITTED
         AMOUNT.

                           (a)      The Borrower may from time to time
                  permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon three Business Days' prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would cause the aggregate principal amount of outstanding Revolving Loans and LOC Obligations to exceed the Revolving Committed Amount, unless, concurrently with such termination or reduction, the Revolving Loans are repaid to the extent necessary to eliminate such excess. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrower pursuant to this Section 3.4(a).

                           (b) Maturity Date. The Commitments of the Lenders and the LOC Commitment of the Issuing Lender shall automatically terminate on the Maturity Date.

                           (c) General. The Borrower shall pay to the Agent for the account of the Lenders in accordance with the terms of Section 3.5(b), on the date of each reduction of the Revolving Committed Amount, the Unused Fee accrued through



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                  the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced.

         SUBPART 2.3       Amendments to Section 3.17. Section 3.17 of the
Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  3.17     REPLACEMENT OF AFFECTED LENDERS.

                  If any Lender having a Commitment becomes a Defaulting Lender or if any Lender is owed increased costs under Section 3.8, Section 3.9, or Section 3.6, or the Borrower is required to make any payments under Section 3.11 to any Lender in excess of those to the other Lenders, the Borrower shall have the right, if no Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Assignee or Eligible Assignees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") reasonably acceptable to the Agent, provided that (i) at the time of any replacement pursuant to this Section 3.17, the Replaced Lender and Replacement Lender shall enter into one or more assignment agreements, in form and substance reasonably satisfactory to such parties and the Agent, pursuant to which the Replacement Lender shall acquire all or a portion, as the case may be, of the Commitments and outstanding Loans of, and participation in Letters of Credit by, the Replaced Lender hereunder and (ii) all obligations of the Borrower owing to the Replaced Lender relating to the Loans so replaced (including, without limitation, such increased costs and excluding those specifically described in clause
         (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Revolving Note or Revolving Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder with respect to such replaced Revolving Loans, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender. Notwithstanding anything to the contrary contained above, (1) the Lender that acts as the Issuing Lender may not be replaced hereunder at any time that it has Letters of Credit outstanding hereunder unless arrangements satisfactory to the Issuing Lender (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer satisfactory to such Issuing Lender or the depositing of cash collateral into a cash collateral account maintained with the Agent in amounts and pursuant to arrangements satisfactory to such Issuing Lender) have been made with respect to such outstanding Letters of Credit and (2) the Lender that acts as the Agent may not be replaced hereunder except in accordance with the terms of Section 10.7. The Replaced Lender shall be required to deliver for cancellation its applicable Revolving Notes to be canceled on the date of replacement, or if any such Revolving
         Note is lost or unavailable, such other assurances or indemnification therefor as the Borrower may reasonably request.



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         SUBPART 2.4       Amendments to Section 8.1. Section 8.1 of the
Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  8.1      INDEBTEDNESS.

                  The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

                           (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

                           (b) Indebtedness of the Borrower and its Subsidiaries set forth in Schedule 8.1;

                           (c) purchase money Indebtedness (including Capital Leases) or Synthetic Leases hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $5,000,000 at any one time outstanding (including any such Indebtedness referred to in subsection (b) above); (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                           (d) obligations of the Borrower or any of its Subsidiaries in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

                           (e) obligations of the Borrower in respect of the Stock Buy-Back Plan;

                           (f) obligations of the Borrower under Equity Swap Agreements provided that (i) the term of any such Equity Swap Agreements shall not exceed 6 months and (ii) the notional amount of all such obligations shall not exceed $45,000,000 in the aggregate at any time outstanding;

                           (g) unsecured Indebtedness payable to the seller of the Capital Stock or Property acquired in a Permitted Acquisition representing all or a portion of the purchase price of the Capital Stock or Property so acquired;

                           (h) Indebtedness owing by one Credit Party to another Credit Party;

                           (i) other Indebtedness hereafter incurred by the Borrower not exceeding $10,000,000 in aggregate principal amount at any time outstanding;

                           (j) prior to the first date on which the Borrower has issued any Senior Notes, Indebtedness of the Borrower arising under the 364-Day Credit Agreement




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

                  in an aggregate principal amount of up to $60,000,000; provided that the 364-Day Credit Agreement does not contain terms and conditions which, when taken as a whole, are more restrictive that the terms and conditions of the Credit Agreement;

                           (k) Indebtedness of the Borrower arising under the Senior Note Purchase Agreements and the Senior Notes in an aggregate principal amount of up to $150,000,000; provided that (i) the final maturity date of such Senior Notes occurs after the Maturity Date and (ii) such Senior Note Purchase Agreements and Senior Notes do not contain terms and conditions which, when taken as a whole, are more restrictive that the terms and conditions of the Credit Agreement; and

                           (l) Guaranty Obligations of any Guarantor with respect to the Indebtedness of the Borrower permitted under
                  Section 8.1(j) or Section 8.1(k).

         SUBPART 2.5       Amendments to Section 8.8. Section 8.8 of the
Existing Credit Agreement is hereby amended in its entirety to read as follows:


                  8.8      PREPAYMENTS OF INDEBTEDNESS, ETC.

                  The Credit Parties will not permit any Consolidated Party to
         (i) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof or
         (ii) if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness of such Consolidated Party.

         SUBPART 2.6       Amendments to Section 8.11. Section 8.11 of the
Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  8.11     LIMITATION ON RESTRICTED ACTIONS.

                  The Credit Parties will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, (e) grant a lien on its properties or assets whether now owned or hereafter acquired or
         (f) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals,




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

         refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of
         (i) this Credit Agreement and the other Credit Documents, (ii) the Senior Note Purchase Agreements and the Senior Notes, (iii) the 364-Day Credit Agreement or (iv) applicable law.

         SUBPART 2.7       Amendments to Section 8.14. Section 8.14 of the
Existing Credit Agreement is hereby amended in its entirety to read as follows:


                  8.14     NO FURTHER NEGATIVE PLEDGES.

                  Except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to the Senior Note Purchase Agreements and the Senior Notes, (c) pursuant to the 364-Day Credit Agreement and
         (d) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, the Credit Parties will not permit any Consolidated Party to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

         SUBPART 2.8       Amendments to Section 9.1. Subsection (g) of
Section 9.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  9.1      EVENTS OF DEFAULT.

                  An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                                ****************

                           (g)      Defaults under Other Agreements.

                                    (i)      Any Consolidated Party shall
                           default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease material to the Consolidated Parties, taken as a whole.

                                    (ii)     With respect to any Indebtedness
                           (other than Indebtedness outstanding under this Credit Agreement) in excess of $2,500,000 in the aggregate for the Consolidated Parties taken as a whole, (A) any Consolidated Party shall (1) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) default (after giving effect to any applicable grace period) in the observance or performance of any term, covenant or agreement relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof.

         SUBPART 2.9       Amendments to Section 11.3. Subsection (b) of
Section 11.3 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  11.3     BENEFIT OF AGREEMENT.

                                ****************

                           (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Revolving Loans, its Revolving Notes, and its Commitment); provided, however, that

                                    (i)      each such assignment shall be to an
                           Eligible Assignee;

                                    (ii)     except in the case of an
                           assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) or an integral multiple of $1,000,000 in excess thereof;

                                    (iii)    each such assignment by a Lender
                           shall be of a constant, and not varying, percentage of all of its rights and obligations under this Credit Agreement; and

                                    (iv)     the parties to such assignment
                           shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit 11.3(b) hereto, together with any Revolving Note subject to such assignment and a processing fee of $3,500.

                  Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this Section 11.3(b), the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Revolving Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.11.

         SUBPART 2.10      Deletion of Exhibit 3.4(b). Exhibit 3.4(b) to the
Existing Credit Agreement is hereby deleted.


                                    PART III
                          CONSENT, AUTHORIZATION, ETC.

         SUBPART 3.1       Execution of Intercreditor Agreement and Restated
Pledge Agreement; Indemnification of Collateral Agent.

                  (a) The Required Lenders hereby authorize and direct the Agent, on behalf of the Lenders to execute and deliver (i) each of the intercreditor agreements referred to in clauses (i) and (ii) of the definition of "Intercreditor Agreement" set forth in Section 1.1 of the Amended Credit Agreement and (ii) each of the pledge agreements referred to in clauses (ii) and (iii) of the definition of "Pledge Agreement" set forth in Section 1.1 of the Amended Credit Agreement.

                  (b)      The Credit Parties agree:

                           (i) to pay to the Collateral Agent all of its out-of-pocket expenses (including but not limited to the reasonable charges and disbursements of counsel) in connection with the preparation, execution and delivery of each of the intercreditor agreements referred to in clauses
                  (i) and (ii) of the definition of "Intercreditor Agreement" set forth in Section 1.1 of the Amended Credit Agreement and each of the pledge agreements referred to in clauses (ii) and
                  (iii) of the definition of "Pledge Agreement" set forth in
                  Section 1.1 of the Amended Credit Agreement;

                           (ii) to pay to the Collateral Agent from time to time reasonable compensation for all services rendered by it under each of the intercreditor agreements referred to in clauses (i) and (ii) of the definition of "Intercreditor Agreement" set forth in Section 1.1 of the Amended Credit Agreement and each of the pledge agreements referred to in clauses (ii) and (iii) of the definition of "Pledge Agreement" set forth in Section 1.1 of the Amended Credit Agreement;

                           (iii) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred or made by the Collateral Agent in accordance with any provision of either of the intercreditor agreements referred to in clauses (i) and (ii) of the definition of "Intercreditor Agreement" set forth in Section 1.1 of the Amended Credit Agreement or either of the pledge agreements referred to in clauses (ii) and (iii) of the definition of "Pledge Agreement" set forth in Section 1.1 of the Amended Credit Agreement; and

                           (iv) to indemnify the Collateral Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Collateral Agent, arising out of or in connection with either of the intercreditor agreements referred to in clauses (i) and (ii) of the definition of "Intercreditor Agreement" set forth in Section 1.1 of the Amended Credit Agreement or either of the pledge agreements referred to in clauses (ii) and (iii) of the definition of "Pledge Agreement" set forth in Section 1.1 of the Amended Credit Agreement, or any action taken or omitted by it thereunder or in connection therewith, including, but not limited to, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, and any loss, liability, expense or claim arising out of its possession, management, control, use or operation of the collateral thereunder.

                  (c) The Lenders shall be required to indemnify the Collateral Agent (to the extent not reimbursed by the Credit Parties), ratably with the lenders under the 364-Day Credit Agreement or the Senior Noteholders, as applicable, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent, without gross negligence or willful misconduct on the part of the Collateral Agent, arising out of the actions of the Collateral Agent under either of the intercreditor agreements referred to in clauses (i) and (ii) of the definition of "Intercreditor Agreement" set forth in Section 1.1 of the Amended Credit Agreement or either of the pledge agreements referred to in clauses (ii) and (iii) of the definition of "Pledge Agreement" set forth in Section 1.1 of the Amended Credit Agreement, or the transactions contemplated thereby or the enforcement of any of the terms thereof. The Lenders shall be subrogated to the rights of the Collateral Agent with respect to all amounts paid by it pursuant to this clause (b), and all such amounts shall constitute Credit Party Obligations.


                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1       Amendment No. 2 Effective Date. This Amendment shall
be and become effective as of the date hereof (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Part 4 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 2."

                  SUBPART 4.1.1     Execution of Counterparts of Amendment. The
         Agent shall have received counterparts of this Amendment which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

                  SUBPART 4.1.2     Termination of Existing 364-Day Facility.
         All outstanding Indebtedness under the 364-Day Credit Agreement referred to in the Existing Credit Agreement shall have been refinanced in full and the commitments of the lenders thereunder shall have been terminated.

                  SUBPART 4.1.3     New 364-Day Facility. The new 364-Day
         Credit Agreement referred to in the Amended Credit Agreement shall have been refinanced in full and the commitments of the lenders thereunder shall have become effective in accordance with the terms of
         Section 11.13(a) thereof.


                                     PART V
                                 MISCELLANEOUS

         SUBPART 5.1       Representations and Warranties. The Borrower hereby
represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 5.2       Reaffirmation of Credit Party Obligations. Each
Credit Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Amended Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         SUBPART 5.3       Cross-References. References in this Amendment to
any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 5.4       Instrument Pursuant to Existing Credit Agreement.
This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.5       References in Other Credit Documents. At such time
as this Amendment No. 2 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         SUBPART 5.6       Counterparts/Telecopy. This Amendment may be
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 5.7       Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE
A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW
YORK.

         SUBPART 5.8       Successors and Assigns. This Amendment shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.9       General. Except as amended hereby, the Existing
Credit Agreement and all other Credit Documents shall continue in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                           LINCARE HOLDINGS INC.,
                                    a Delaware corporation

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


GUARANTORS:                         LINCARE INC.,
                                    a Delaware corporation

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE PROCUREMENT INC.,
                                    a Delaware corporation

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE ASSET MANAGEMENT LP,
                                    a Nevada limited partnership

                                    BY: LINCARE HOLDINGS INC., A DELAWARE
                                        CORPORATION, ITS GENERAL PARTNER

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE OF NEW YORK INC.,
                                    a New York corporation


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    LINCARE PHARMACY SERVICES INC.,
                                    a Delaware corporation

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE LICENSING INC.,
                                    a Delaware corporation

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    CONVACARE SERVICES INC.,
                                    an Indiana corporation

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    LINCARE TRAVEL INC.,
                                    a Delaware corporation

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

LENDERS:                            BANK OF AMERICA, N. A.,
                                    individually in its capacity as a
                                    Lender and in its capacity as Agent

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANKATLANTIC

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK LEUMI LE - ISRAEL B.M.,
                                    MIAMI AGENCY


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMERICA BANK

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANKERS TRUST COMPANY

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    FLEET NATIONAL BANK

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------

                                    THE FUJI BANK, LIMITED

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE INDUSTRIAL BANK OF JAPAN LIMITED

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    MICHIGAN NATIONAL BANK

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    SCOTIABANC INC.

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------